Exhibit 10.2

SECOND Amendment
to
Loan and security agreement

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this September 8, 2022, by and between SILICON VALLEY BANK, a California corporation (“Bank”) and HTG MOLECULAR DIAGNOSTICS, INC., a Delaware corporation (“Borrower”) whose address is 3400 E Global Loop, Suite 100, Tucson, AZ 85706.

Recitals

A.
Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 24, 2020 (as the same may from time to time be further amended, modified, supplemented or restated, including, without limitation, by that certain First Amendment to Loan and Security Agreement dated as of July 14, 2022, collectively, the “Loan Agreement”).
B.
Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.
On the First Amendment Effective Date, Bank consented to Borrower’s partial prepayment of the Term Loan in a principal amount equal to Two Million Five Hundred Thousand Dollars ($2,500,000).
D.
Borrower and Bank desire to enter into this Amendment to memorialize the repayment schedule of the Term Loan after giving effect to such payment.
E.
Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.
Amendments to Loan Agreement.
2.1
Section 2.1.1 (Term Loan). Subsection 2.1.1(b) of the Loan Agreement hereby is amended and restated in its entirety and replaced with the following, effective as of the date Borrower made the Permitted Prepayment:

“(b) Repayment. On or about the First Amendment Effective Date, Borrower made a partial prepayment of the Term Loan in a principal amount equal to Two Million Five Hundred Thousand Dollars ($2,500,000) (the “Permitted Prepayment”). The Permitted Prepayment has been applied to proportionately reduce each subsequent Term Loan Payment (as defined in this Section 2.1.1(b)) commencing on the first Term Loan Payment made by Borrower to Bank after the First Amendment Effective Date through the

Term Loan Maturity Date. After giving effect to the Permitted Prepayment, the remaining balance of the Term Loan shall continue to be paid in (i) equal installments of principal, plus (ii) monthly payments of accrued interest (each, a “Term Loan Payment”). Borrower’s final Term Loan Payment, due on the Term Loan Maturity Date, shall include all outstanding principal and accrued and unpaid interest under the Term Loan and the Final Payment. Once repaid, the Term Loan may not be reborrowed.”

2.2
Section 13 (Definitions). The following new defined term is hereby inserted alphabetically in Section 13.1 of the Loan Agreement, as follows:

“Permitted Prepayment” has the meaning assigned such term in Section 2.1.1(b).

3.
Limitation of Amendments.
3.1
The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.
Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2
Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3
The organizational documents of Borrower delivered to Bank on the First Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental

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or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.
Ratification of Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of the First Amendment Effective Date, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof.
6.
Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
7.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
8.
Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto and Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK SILICON VALLEY BANK By: /s/ Max Lautmann Name: Max Lautmann Title: Vice President	BORROWER HTG MOLECULAR DIAGNOSTICS, INC. By: /s/ Shaun McMeans Name: Shaun McMeans Title: Secretary and Chief Financial Officer